UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2012

DIRECT MARKETS HOLDINGS CORP.

(Exact name of Registrant as specified in its charter)

Delaware	001-33737	84-1374481

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1251 Avenue of the Americas, New York, New York		10020

(Address Of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code (212) 356-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers.

          Effective July 2, 2012, Anthony M. Sanfilippo resigned as president of Direct Markets Holdings Corp. (the “Corporation”). Mr. Sanfilippo will continue as a consultant to the Corporation for up to a three month transition period.

Item 8.01.	Other Events.

          On July 2, 2012, Direct Markets Holdings Corp. (Nasdaq: MKTS) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its entry into a non-binding letter of intent for the sale of Rodman & Renshaw, LLC, its broker-dealer affiliate, to an entity controlled by Michael Vasinkevich, one of its founders and the former vice chairman of the registrant’s board of directors.

Item 9.01.	Financial Statements and Exhibits.

     (d) Exhibits

Exhibit No.	Description

99.1	Press release dated July 2, 2012.

* * * * *

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Direct Markets Holdings Corp.

Dated: July 3, 2012	By:	/s/ David J. Horin

David J. Horin
Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1	Press release dated July 2, 2012.

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